UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2012

Nationstar Mortgage Holdings Inc.	Nationstar Mortgage LLC
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Delaware
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)

001-35449	333-171370
(Commission File Number)	(Commission File Number)

45-2156869	75-2921540
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

350 Highland Drive Lewisville, Texas 75067 (469) 549-2000	350 Highland Drive Lewisville, Texas 75067 (469) 549-2000
(Address, including zip code, and telephone number, including area code, of principal executive offices)	(Address, including zip code, and telephone number, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry into a Material Definitive Agreement.

On May 13, 2012, Nationstar Mortgage LLC, a Delaware limited liability company (“Nationstar”) entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Residential Capital, LLC, Residential Funding Company, LLC, GMAC Mortgage, LLC, Executive Trustee Services, LLC, ETS of Washington, Inc., EPRE LLC and the additional Sellers identified on Schedule A thereto (collectively, the “Sellers”) in connection with Sellers’ proposed asset sale pursuant to a plan under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). Each of the Sellers is an indirect subsidiary of Ally Financial Inc.

Under the Asset Purchase Agreement, Nationstar agreed to purchase approximately $374 billion in mortgage servicing assets, including approximately $201 billion in primary residential mortgage servicing rights (the “MSRs”) and approximately $173 billion in subservicing contracts, as measured by unpaid principal balances as of February 29, 2012, and approximately $1.8 billion of related servicing advance receivables. Nationstar would also acquire Sellers’ mortgage origination platform and certain other assets. The aggregate cash purchase price for the purchased assets would be approximately $2.4 billion, based on unpaid principal balances as of February 29, 2012, which reflects a cash purchase price of approximately $700 million for the MSRs and subservicing contracts, and approximately $180 million, net of financing, for the related servicing advance receivables. Nationstar expects to enter into approximately $1.6 billion of advance financing facilities to fund the balance of the related servicing advance receivables. Approximately 68% of loans in the total portfolio (by unpaid principal balance) are owned, insured or guaranteed by Fannie Mae, Freddie Mac, or Ginnie Mae.

In connection with the proposed transaction, each of the Sellers has filed petitions for relief under the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), and the transaction will be consummated pursuant to the provisions of the Bankruptcy Code. Consummation of the transaction is subject to, among other things, (i) competitive bidding pursuant to such sale procedures as may be approved by the Bankruptcy Court, (ii) approval of the transaction by the Bankruptcy Court, (iii) certain licensing and regulatory approvals, including expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and (iv) certain customary closing conditions and termination rights. In connection with the entry into the Asset Purchase Agreement, Nationstar made an earnest money cash deposit of $72 million, which will be applied towards the purchase price upon closing of the transaction. In addition, if the Asset Purchase Agreement is terminated as a result of the Bankruptcy Court’s approval of a competing transaction, Sellers will be required to pay Nationstar a $72 million break-up fee in cash and reimburse up to $10 million of Nationstar’s expenses. Subject to the auction process and satisfaction of the foregoing conditions, the transaction is expected to close in late 2012.

Nationstar will fund up to approximately $450 million of the MSR purchase price and cash purchase price for advances, and will fund the remaining portion of the cash purchase price with proceeds of a co-investment by Newcastle Investment Corp. (“Newcastle”) and certain affiliated entities. Nationstar is an affiliate of the manager of Newcastle. The terms of the co-investment are set forth in a series of agreements, dated as of May 13, 2012 (collectively, the “Co-Investment Agreements”). Under the terms of the co-investment, Nationstar will sell to Newcastle the right to receive approximately 65% of the excess cash flow generated from the MSRs after receipt of a fixed basic servicing fee per loan. Nationstar will retain all ancillary income associated with servicing the loans and approximately 35% of the excess cash flow after receipt of the fixed basic servicing fee. Nationstar will continue to be the servicer of the loans and provide all servicing and advancing functions for the loans. Under the terms of the investment, if Nationstar were to refinance any loan in the portfolio, the resulting servicing right would be included in the portfolio, subject to certain limitations. Newcastle contributed a portion of the $72 million cash deposit and would be entitled to a portion of the $72 million break-up fee described above.

The foregoing summaries of the Asset Purchase Agreement and the Newcastle co-investment are qualified in their entirety by reference to the Asset Purchase Agreement and the Co-Investment Agreements, which are filed herewith as Exhibit 10.1 and Exhibits 10.2 through 10.9, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On May 14, 2012, Nationstar issued a press release announcing the entry into the Asset Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Asset Purchase Agreement, dated as of May 13, 2012, between Nationstar Mortgage LLC and Residential Capital, LLC, Residential Funding Company, LLC, GMAC Mortgage, LLC, Executive Trustee Services, LLC, ETS of Washington, Inc., EPRE LLC and the additional Sellers identified on Schedule A thereto

10.2	Current Excess Servicing Spread Acquisition Agreement for FNMA Mortgage Loans, dated as of May 13, 2012, between Nationstar Mortgage LLC and NIC MSR V LLC

10.3	Future Spread Agreement for FNMA Mortgage Loans, dated May 13, 2012, between Nationstar Mortgage LLC and NIC MSR V LLC

10.4	Current Excess Servicing Spread Acquisition Agreement for FHLMC Mortgage Loans, dated as of May 13, 2012, between Nationstar Mortgage LLC and NIC MSR IV LLC

10.5	Future Spread Agreement for FHLMC Mortgage Loans, dated May 13, 2012, between Nationstar Mortgage LLC and NIC MSR IV LLC

10.6	Current Excess Servicing Spread Acquisition Agreement for Non-Agency Mortgage Loans, dated as of May 13, 2012, between Nationstar Mortgage LLC and NIC MSR VI LLC

10.7	Future Spread Agreement for Non-Agency Mortgage Loans, dated May 13, 2012, between Nationstar Mortgage LLC and NIC MSR VI LLC

10.8	Current Excess Servicing Spread Acquisition Agreement for GNMA Mortgage Loans, dated as of May 13, 2012, between Nationstar Mortgage LLC and NIC MSR VII LLC

10.9	Future Spread Agreement for GNMA Mortgage Loans, dated May 13, 2012, between Nationstar Mortgage LLC and NIC MSR VII LLC

99.1	Press release dated May 14, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Nationstar Mortgage Holdings Inc.

Date: May 16, 2012	By:	/s/ Anthony W. Villani
Anthony W. Villani
Executive Vice President and General Counsel

Nationstar Mortgage LLC

Date: May 16, 2012	By:	/s/ Anthony W. Villani
Anthony W. Villani
Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Asset Purchase Agreement, dated as of May 13, 2012, between Nationstar Mortgage LLC and Residential Capital, LLC, Residential Funding Company, LLC, GMAC Mortgage, LLC, Executive Trustee Services, LLC, ETS of Washington, Inc., EPRE LLC and the additional Sellers identified on Schedule A thereto.

10.2	Current Excess Servicing Spread Acquisition Agreement for FNMA Mortgage Loans, dated as of May 13, 2012, between Nationstar Mortgage LLC and NIC MSR V LLC

10.3	Future Spread Agreement for FNMA Mortgage Loans, dated May 13, 2012, between Nationstar Mortgage LLC and NIC MSR V LLC

10.4	Current Excess Servicing Spread Acquisition Agreement for FHLMC Mortgage Loans, dated as of May 13, 2012, between Nationstar Mortgage LLC and NIC MSR IV LLC

10.5	Future Spread Agreement for FHLMC Mortgage Loans, dated May 13, 2012, between Nationstar Mortgage LLC and NIC MSR IV LLC

10.6	Current Excess Servicing Spread Acquisition Agreement for Non-Agency Mortgage Loans, dated as of May 13, 2012, between Nationstar Mortgage LLC and NIC MSR VI LLC

10.7	Future Spread Agreement for Non-Agency Mortgage Loans, dated May 13, 2012, between Nationstar Mortgage LLC and NIC MSR VI LLC

10.8	Current Excess Servicing Spread Acquisition Agreement for GNMA Mortgage Loans, dated as of May 13, 2012, between Nationstar Mortgage LLC and NIC MSR VII LLC

10.9	Future Spread Agreement for GNMA Mortgage Loans, dated May 13, 2012, between Nationstar Mortgage LLC and NIC MSR VII LLC

99.1	Press release dated May 14, 2012